Exhibit 99.1

                        OMI Announces Tanker Rates Status

     STAMFORD, Conn.--(BUSINESS WIRE)--Dec. 14, 2005--OMI Corporation (NYSE:OMM) of Stamford, Connecticut has previously announced it would from time to time disclose rates being earned by its vessels. Suezmax rates in the spot market have averaged $53,000 TCE per day for 89% of the days booked for the fourth quarter. In its announcement of November 4, 2005, the Company disclosed that its Suezmaxes in the spot market averaged $46,000 TCE per day for the 61% of the days then booked. Product carrier rates in the spot market have averaged $28,000 TCE per day for 87% of the days booked for the fourth quarter. In the November 4, 2005 announcement, product carriers in the spot market averaged $30,000 per day for the 56% of days then booked. As of December 12, 2005, the Company has achieved the following average estimated TCE rates for the percentage of days booked for vessels operating in the fourth quarter of 2005:


                                              Number   Percent
                                      Number  of       of      Average
                                      of      Revenue  Days    TCE
                                      Vessels Days(a)  Booked  Rate(b)
                                     ---------------------------------
Suezmax vessels on spot (c) (d)           13   1,251     89%   $53,000
Suezmax pool participants on spot (e)      4     331     89%   $53,000
Suezmax vessels on time charter (d)        2     195    100%   $30,000
Product carriers on spot (f)               7     730     87%   $28,000
Product carriers on time charter (f)      23   2,005    100%   $16,000


(a) Revenue days are days the vessels are in our fleet and are not in drydock (owned vessels) or off-hire (chartered-in vessels).

(b) Time charter equivalent ("TCE") rates are derived by calculating revenue from vessels operating on time charters and voyage revenue less voyage expenses from vessels operating in the spot market and dividing by the number of days in the applicable period. TCE revenue is used to measure and analyze fluctuations between financial periods and as a method of equating TCE revenue generated from a voyage charter to time charter revenue.

(c) For the period, Suezmax vessels on spot includes 9 vessels owned (not including the two Suezmax vessels sold and delivered in early November 2005) and four vessels chartered-in.

(d) During October 2005, the SABINE, which was sold in November, was replaced by the POTOMAC in a time charter contract, and as result both vessels operated on the time charter for 11 days.

(e) The revenues of the Gemini pool are reflected in OMI's consolidated revenues, and the charter hire expense for the non-OMI pool participants, which is based on the TCE revenue of the pool, are included in OMI's consolidated charter hire expense.

(f) In October and December 2005, the THAMES and HORIZON, respectively, went on time charter. Prior to the time charters, both vessels operated in the spot market.

All numbers are estimates and may be adjusted depending on a number of factors. Those attempting to understand OMI's earnings must also take into consideration (1) drydock days; (2) timing of acquisitions of new vessels into the Company's fleet (none anticipated during the fourth quarter) and disposals from the Company's fleet (e.g. the two vessels sold, and delivered in November will have less than a full quarter's effect on fourth quarter results); (3) profit sharing on ten vessels with profit sharing time charter arrangements is recognized once each year for each vessel (none will be recognized in the fourth quarter) and (4) changing cost of bunkers.


The following is OMI's current fleet and time charter positions:

                            Type of    Year                 Charter
Name of Vessel               Vessel    Built      Dwt      Expiration
------------------------- ----------- ------- ----------- ------------
CRUDE OIL FLEET:
----------------

Wholly-Owned:
-------------
ARLENE                     Suezmax      2003    165,293        SPOT
INGEBORG                   Suezmax      2003    165,293        SPOT
SOMJIN                     Suezmax      2001    160,183        SPOT
HUDSON                     Suezmax      2000    159,999        SPOT
POTOMAC  (1)               Suezmax      2000    159,999      May-12(P)
DELAWARE                   Suezmax      2002    159,452        SPOT
DAKOTA                     Suezmax      2002    159,435        SPOT
ADAIR                      Suezmax      2003    159,199        SPOT
ANGELICA                   Suezmax      2004    159,106        SPOT
JANET                      Suezmax      2004    159,100        SPOT
SACRAMENTO                 Suezmax      1998    157,411      May-12(P)
                                              ----------
                                              1,764,470
                                              ----------
Chartered-in: (2)
-----------------
CAPE BONNY                 Suezmax      2005    159,062        SPOT
CAPE BASTIA                Suezmax      2005    159,156        SPOT
OLIVER JACOB               Suezmax      1999    157,327        SPOT
 MAX JACOB                 Suezmax      2000    157,327        SPOT
                                              ----------
                                                632,872
                                              ----------

                                              ----------
Total Crude Oil Fleet                         2,397,342
                                              ----------

CLEAN FLEET:
------------
OTTAWA                     Panamax      2003     70,297      Apr-08
TAMAR                      Panamax      2003     70,362      Jul-08
NECHES                     Handymax     2000     47,052      Oct-07
SAN JACINTO                Handymax     2002     47,038      Apr-08
MOSELLE                    Handymax     2003     47,037      Feb-09
GUADALUPE                  Handymax     2000     47,037      Apr-08
AMAZON                     Handymax     2002     47,037      Apr-08
THAMES                     Handymax     2005     47,036      Oct-06
ROSETTA                    Handymax     2003     47,015      Mar-09
BRAZOS (3)                 Handymax     2005     46,889        SPOT
LAUREN                     Handymax     2005     46,955        SPOT
JEANETTE                   Handymax     2004     46,955        SPOT
HORIZON                    Handymax     2004     46,955      Dec-08
ORONTES                    Handysize    2002     37,383      May-10
OHIO                       Handysize    2001     37,278      May-10
GARONNE                    Handysize    2004     37,278      Apr-09(P)
GANGES                     Handysize    2004     37,178        SPOT
RUBY                       Handysize    2004     37,384        SPOT
ASHLEY                     Handysize    2001     37,270        SPOT
MARNE                      Handysize    2001     37,230        SPOT
LOIRE                      Handysize    2004     37,106      Feb-09(P)
FOX                        Handysize    2005     37,006      May-10(P)
TEVERE                     Handysize    2005     36,990      Jul-10(P)
SAONE                      Handysize    2004     36,986      Jul-09(P)
TRINITY                    Handysize    2000     35,834      Mar-10
MADISON                    Handysize    2000     35,828      Mar-10
RHONE                      Handysize    2000     35,775      May-07(P)
CHARENTE                   Handysize    2001     35,751      Sep-06(P)
ISERE                      Handysize    1999     35,438      Sep-06(P)
SEINE                      Handysize    1999     35,407      Aug-08
                                              ----------
Total Clean Fleet                             1,280,787
                                              ----------
                                              ----------
Total Current Fleet                           3,678,129
                                              ----------


Note: Vessels to be delivered are double hull.

(1) The POTOMAC replaced the SABINE, which was sold in November 2005, in a time charter contract.

(2) The average daily charter hire expense for the four chartered-in Suezmaxes is approximately $26,000 per day.

(3) During November 2005, the BRAZOS entered into a three- year time charter arrangement that begins in January 2006.

(P) Time charters with profit sharing.


The following five product carriers are to be delivered in 2006:

                           Type of  Date To Be              Charter
Name of Vessel              Vessel  Delivered     Dwt      Expiration
------------------------- --------- ---------- ---------- ------------

Vessels Under Construction:

WABASH                    Handymax      Jan-06    47,000      SPOT
KANSAS                    Handymax      Mar-06    47,000      SPOT
RHINE                     Handysize     Mar-06    37,000      SPOT
REPUBLICAN                Handymax      Apr-06    47,000      SPOT
PLATTE                    Handymax      May-06    47,000      SPOT
                                               ----------
Total Vessels Under Construction                 225,000
                                               ----------


Total Fleet  with Vessels to be Delivered      3,903,129
                                               ==========

Note: Vessels to be delivered are double hull.


     FORWARD LOOKING INFORMATION

     This release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided for under these sections. Wherever we use the words "believes," "estimates," "expects," "plan" "anticipates" and similar expressions identify forward-looking statements. This release contains estimates of time charter and time charter equivalent rates being achieved by our vessels.
     The estimates of time charter and time charter equivalent rates made are made in good faith and believed to have a reasonable basis. However, they are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied. Such risks include, but are not limited to, claims, changes in voyages, demurrage, the affect on rates of future voyages, breakdown of vessels and resultant time out of service and bunker prices.
     All subsequent written and oral forward-looking statements attributable to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.


     CONTACT: OMI Corporation
              Fredric London, 203-602-6700